                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:


         / /      Preliminary Proxy Statement


         / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))


         /X/      Definitive Proxy Statement


         / /      Definitive Additional Materials

         / /      Soliciting Material Pursuant to Rule 14a-11(c) or
                  Rule 14a - 12

Dominion Bridge Corporation
--------------------------------------------------------------------------------
(Name of Registrant as Specified in Charter)


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(Name of Person(s) filing Proxy Statement, if other than Registrant)

         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

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         (2)     Aggregate number of securities to which transaction applies:


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                                 REVOCATION OF CONSENT
P                    SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
R                             DOMINION BRIDGE CORPORATION
O
X   ---------------------------------------------------------------------------
Y The undersigned, a holder of shares of Common Stock, par value $.001 per share (the "Common Stock"), of Dominion Bridge Corporation (the "Company"), acting with respect to all shares of Common Stock held by the undersigned at the close of business on June 23, 1997, hereby acts as follows concerning the proposals of the Committee to Revitalize Dominion Bridge Corporation (the "Committee") set forth below.


                                            (change of address/comments)

                                        ---------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------
                                        (If you have written in the above
                                        space, please mark the corresponding
                                        box on the reverse side of this card)


    THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY URGES YOU /SEE REVERSE/ TO EXECUTE THE "YES, REVOKE MY CONSENT" BOX FOR EACH PROPOSAL. / SIDE /
    ----------------------------------------------------------------------------

/X/ Please mark your
    votes as in this example

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY URGES YOU TO EXECUTE THE "YES, REVOKE MY CONSENT" BOX FOR EACH PROPOSAL.

PROPOSALS OF THE COMMITTEE:
RESOLVED, that the Bylaws of the Company are hereby repealed in their entirety.

                          YES, REVOKE             NO, DO NOT
                           MY CONSENT              REVOKE MY
                                                    CONSENT
                             /  /                    /  /


BYLAW RESOLUTIONS

RESOLVED, that the Bylaws included as Appendix A to the Consent Statement dated June 23, 1997 of the Committee to Revitalize Dominion Bridge Corporation contained in Article I (relating to Stockholders) are approved and adopted.

                          YES, REVOKE             NO, DO NOT
                           MY CONSENT              REVOKE MY
                                                    CONSENT
                             /  /                    /  /

RESOLVED, that the Bylaws included as Appendix A to the Consent Statement dated June 23, 1997 of the Committee to Revitalize Dominion Bridge Corporation contained in Article II (relating to Directors) are approved and adopted.

                          YES, REVOKE             NO, DO NOT
                           MY CONSENT              REVOKE MY
                                                    CONSENT
                             /  /                    /  /


RESOLVED, that the Bylaws included as Appendix A to the Consent Statement dated June 23, 1997 of the Committee to Revitalize Dominion Bridge Corporation contained in Article III (relating to Officers), Article IV (Certificates of Stock) and Article V (General Provisions) are approved and adopted.

                          YES, REVOKE             NO, DO NOT
                           MY CONSENT              REVOKE MY
                                                    CONSENT
                             /  /                    /  /

RESOLVED, that the Bylaws included as Appendix A to the Consent Statement dated June 23, 1997 of the Committee to Revitalize Dominion Bridge Corporation contained in Article VI (relating to the Power to Amend) and Article VII (relating to the Sunset Provision) are approved and adopted.

                          YES, REVOKE             NO, DO NOT
                           MY CONSENT              REVOKE MY
                                                    CONSENT
                             /  /                    /  /


RESOLVED, that in accordance with Article III, Section 3 of the Bylaws and in the best interests of the Company, Michel L. Marengere, Nicolas Matossian and Oliver Despres are hereby removed as Chairman and Chief Executive Officer, President and Chief Operating Officer, and Vice President and Corporate Secretary, respectively.

                          YES, REVOKE             NO, DO NOT
                           MY CONSENT              REVOKE MY
                                                    CONSENT
                             /  /                    /  /

RESOLVED, that in accordance with Article III, Section 2 of the Bylaws, John D. Kuhns, Kenneth W. Mariash and John M. Dutton are hereby elected Chairman, President and Secretary, respectively.

                          YES, REVOKE             NO, DO NOT
                           MY CONSENT              REVOKE MY
                                                    CONSENT
                             /  /                    /  /


UNLESS OTHERWISE INDICATED ABOVE, THIS REVOCATION CARD REVOKES ALL PRIOR CONSENTS GIVEN WITH RESPECT TO THE PROPOSALS SET FORTH HEREIN.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE REVOCATION OF CONSENT STATEMENT OF THE COMPANY, DATED JUNE 19, 1997, IN OPPOSITION TO THE SOLICITATION OF THE COMMITTEE. UNLESS YOU SPECIFY OTHERWISE, BY SIGNING, DATING AND DELIVERING THIS REVOCATION CARD TO THE COMPANY, YOU WILL BE DEEMED TO HAVE REVOKED CONSENT TO ALL OF THE PROPOSALS SET FORTH HEREIN.

Please sign exactly as your name appears hereon. Persons signing as Executors, Administrators, Trustees, etc. give full title as such. Joint owners should both sign.


____________________________________________1997
SIGNATURE (Title, if any)            Dated


____________________________________________1997
SIGNATURE, if held jointly           Dated